AMENDMENT No. 1 TO CONSULTING AGREEMENT

      AMENDMENT NO. 1, dated as of October 20, 2004, to the Consulting Agreement by and between Solomon Technologies, Inc., a Delaware corporation ("Solomon"), and Cytation Corporation ("Cytation"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Consulting Agreement.

                              W I T N E S S E T H:

      WHEREAS, Cytation and Solomon entered into the Consulting Agreement in May 16, 2003;

      WHEREAS, Cytation holds certain securities issued by the Company, including warrants to purchase shares of Solomon's common stock, par value $.001 per share ("Common Stock");

      WHEREAS, pursuant to Section 7(c) of the Consulting Agreement, Solomon is prohibited until June 7, 2005 from filing a registration statement for the resale of any shares of Common Stock sold prior to January 7, 2005 in a private placement unless the holders of such shares agree to a lockup lasting until six months after the effective date of such registration statement;

      WHEREAS, pursuant to Section 7(d) of the Consulting Agreement, no issue of equity securities convertible into Common Stock may be converted into Common Stock or included on a registration statement filed by Solomon until June 7, 2004;

      WHEREAS, pursuant to Section 7(i) of the Consulting Agreement, Solomon may not file any registration statement with the Securities and Exchange Commission ("the Commission") or register any shares of Common Stock with the Commission on Form S-8 "or Regulation S";

      WHEREAS, in order to fund its operations and growth Solomon issued shares of its Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), in April 2004 and now wishes to sell additional shares of Series A Preferred Stock;

      WHEREAS, Solomon has agreed with the holders of the Series A Preferred Stock to register the Common Stock into which such Series A Preferred Stock is convertible on or before January 6, 2004;

      WHEREAS, to provide incentives to its directors, officers and employees Solomon has adopted a stock option plan under which it has issued stock options to some of such persons, and Solomon is now required by the Federal securities laws to register the Common Stock underlying options that have been or may be issued under the stock option plan with the Commission on Form S-8;

      WHEREAS, Cytation desires that Solomon raise additional capital by selling Series A Preferred Stock and comply with its obligations under the Federal securities laws so as to enhance Solomon's value and the value of the Solomon securities that Cytation holds.

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      NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and intending to be legally bound, the parties hereby agree as follows:

      1. Cytation hereby waives any breach by Solomon of any of Sections 7(c),
(d) or (i) of the Consulting Agreement that may have occurred on or prior to the date of this Amendment No. 1.

      2. The Consulting Agreement is hereby amended by deleting the text of each of Sections 7(c), (d) and (i) thereof in its entirety and substituting therefor the word "omitted."

      3. Except as set forth above, the Consulting Agreement, as amended herein, shall remain in full force and effect without further modification, unless altered or amended in accordance with Section 18 thereof.

      4. This Amendment No. 1 may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment No. 1 or any counterpart hereof to produce or account for any of the other counterparts.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the first date first above written.

                                            CYTATION CORPORATION


                                            By:/s/ Richard Fisher
                                               --------------------------------
                                            Name: Richard Fisher
                                            Title: Chairman and General Counsel


                                            SOLOMON TECHNOLOGIES, INC.


                                            By:/s/ Peter W. DeVecchis, Jr.
                                               ---------------------------------
                                            Name: Peter W. DeVecchis, Jr.
                                            Title: President